UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement
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DISTRIBUTED ENERGY SYSTEMS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 15, 2004

Dear Distributed Energy Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Distributed Energy Systems Corp. The Annual Meeting will be held at the Inn at Middletown, 70 Main Street, Middletown, CT 06457, on Wednesday, June 2, 2004, beginning at 10:00 a.m., local time.

The enclosed proxy statement describes the matters that will be presented at the meeting: (1) the election of three Class I directors for a three-year term to extend until the 2007 Annual Meeting of Stockholders and (2) the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for the current fiscal year.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, signing the proxy will not prevent you from voting your stock as you wish, as the proxy is revocable at your option.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Walter W. Schroeder

President

DISTRIBUTED ENERGY SYSTEMS CORP.

10 Technology Drive

Wallingford, CT 06492

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 2, 2004

The Annual Meeting of Stockholders of Distributed Energy Systems Corp. will be held at the Inn at Middletown, 70 Main Street, Middletown, CT 06457, on Wednesday, June 2, 2004, beginning at 10:00 a.m., local time, to consider and act upon the following matters:

1.	To elect three Class I directors for a three-year term extending until the 2007 Annual Meeting of Stockholders.

2.	To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has no knowledge of any other business to be transacted at the Annual Meeting.

Holders of record of the Company’s common stock at the close of business on April 8, 2004 are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of the Company’s stockholders is open for examination to any stockholder at the principal executive offices of the Company, 10 Technology Drive, Wallingford, CT 06492 and will be available at the Annual Meeting.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

By Order of the Board of Directors,

John A. Glidden

Secretary

April 15, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR STOCK AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

DISTRIBUTED ENERGY SYSTEMS CORP.

10 Technology Drive

Wallingford, CT 06492

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 2, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Distributed Energy Systems Corp. for use at the Annual Meeting of Stockholders to be held on Wednesday, June 2, 2004 and at any adjournment thereof.

All executed proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, executed proxies will be voted in favor of the matters set forth in the accompanying notice of meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the proxy and vote in person.

On April 8, 2004, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 35,405,866 shares of common stock of the Company, par value $.01 per share. Each share of common stock entitles the record holder thereof to one vote on each of the matters to be voted on at the Annual Meeting.

The notice of meeting, this proxy statement, the enclosed proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 are first being sent or given to stockholders on or about April 30, 2004. The Company will, upon written request of any stockholder and the payment of an appropriate processing fee, furnish copies of the exhibits to its Annual Report on Form 10-K. Please address all such requests to Distributed Energy Systems Corp., 10 Technology Drive, Wallingford, CT 06492, Attention: John A. Glidden, Secretary.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of April 8, 2004 by (i) each person who has reported to the Securities and Exchange Commission beneficial ownership of more than 5% of the outstanding shares of common stock, (ii) each director and nominee for director of the Company, (iii) the chief executive officer of the Company and the four other most highly compensated executive officers of the Company who were serving as executive officers on December 31, 2003 (the “Named Executive Officers”), and (iv) all executive officers, directors and nominees for director of the Company as a group. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

Except as set forth herein, the business address of the named beneficial owner is c/o Distributed Energy Systems Corp., 10 Technology Drive, Wallingford, CT 06492.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)
	NUMBER OF SHARES	PERCENT OF CLASS (%)
Lloyd I. Miller, III (2) 4550 Gordon Drive Naples, FL 34102	3,641,746	10.3%
Entities Affiliated with Arete Corporation (3) P.O. Box 1299 Center Harbor, NH 03226	2,248,488	6.4%
Robert W. Shaw, Jr. (4)	2,759,233	7.8%
Walter W. Schroeder (5)	784,545	2.2%
Clint Coleman (6)	185,049	*
Gerald B. Ostroski (7)	80,000	*
Philip R. Sharp (8)	60,000	*
James H. Ozanne (9)	309,977	*
Theodore Stern (10)	69,979	*
Paul F. Koeppe (11)	118,565	*
Larry M. Sweet (12)	287,500	*
Robert J. Friedland (13)	463,981	1.3%
Charles Curtis (14)	74,616	*
All executive officers, directors and nominees for directors, as a group (17 Individuals) (15)	5,608,518	15.2%

*	Less than 1%.
(1)	The number of shares beneficially owned by each director, executive officer and stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 8, 2004 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares.
(2)	Represents 1,551,887 shares of common stock held of record under certain trusts for which Mr. Miller is the named custodian and 2,040,459 shares of common stock held of record by Milfam II, L.P., for which Mr. Miller is the General partner. Also includes 49,400 shares of common stock beneficially owned directly by Mr. Miller. This information is derived solely from a Schedule 13G and Form 4 filed by Mr. Miller with the United States Securities and Exchange Commission on February 20, 2004 and March 1, 2004, respectively.
(3)	Represents 340,840 shares of common stock and warrants to purchase 286,707 shares of common stock held of record by Utech Climate Challenge Fund, L.P., 496,486 shares of common stock and warrants to purchase 471,412 shares of common stock held of record by Micro-Generation Technology Fund, LLC. 262,505 shares of common stock and warrants to purchase 259,930 shares of common stock held of record by Utech LLC, 65,626 shares of common stock and warrants to purchase 64,982 shares of common stock held of record by Arete Venture Investors II, L.P.
(4)	Includes the 2,248,488 shares listed in footnote (3) above. Dr. Shaw is the president of Arete Corporation, which is the manager of Micro-Generation Technology Fund, LLC, and Utech LLC. Dr. Shaw is the managing member of the general partner of Utech Climate Challenge Fund, L.P. Dr. Shaw is the general partner of Arete Venture Investors II L.P. Dr. Shaw disclaims beneficial ownership of these shares. Also includes 108,000 shares subject to options held by Dr. Shaw exercisable within 60 days after April 8, 2004 and 391,285 shares that are beneficially owned.
(5)	Includes 453,466 shares subject to options exercisable within 60 days after April 8, 2004.

(6)	Includes 125,110 shares subject to options exercisable within 60 days after April 8, 2004, and warrants to purchase 49,757 shares of common stock.
(7)	Includes 18,000 shares of common stock held of record by Mr. Ostroski’s wife. Also includes 62,000 shares subject to options held by Mr. Ostroski which are exercisable within 60 days after April 8, 2004. Does not include shares of common stock beneficially owned by MP Investments, Inc., a wholly owned subsidiary of Minnesota Power, Inc. Mr. Ostroski served as a vice president of Minnesota Power until his retirement in July 2002, but does not have or share investment or voting control over these shares.
(8)	Includes 59,000 shares subject to options exercisable within 60 days after April 8, 2004.
(9)	Includes 38,021 shares subject to options exercisable within 60 days after April 8, 2004.
(10)	Includes 4,500 shares subject to options exercisable within 60 days after April 8, 2004. Includes 34,399 shares of common stock and warrants to purchase 31,080 shares of common stock held of record by Bomoseen Associates L.P. Mr. Stern is general partner of Bomoseen Associates, L.P.
(11)	Includes 3,500 shares subject to options exercisable within 60 days after April 8, 2004. and warrants to purchase 49,757 shares of common stock.
(12)	Includes 237,500 shares subject to options exercisable within 60 days after April 8, 2004.
(13)	Includes 137,669 shares subject to options exercisable within 60 days after April 8, 2004.
(14)	Includes 49,481 shares subject to options exercisable within 60 days after April 8, 2004 and warrants to purchase 25,135 shares of common stock.
(15)	See notes 4 through 14 above. Also includes 270,080 shares of common stock subject to options exercisable within 60 days after April 8, 2004 and warrants to purchase 84,127 shares of common stock owned by officers not separately listed.

Votes Required

The holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

The affirmative vote of the holders of shares of common stock representing a plurality of the votes cast on the matter is required for the election of the Class I directors. The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current year.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the ratification of the selection of the auditors) that require the affirmative vote of a certain percentage of the votes cast or the shares voting on the matter.

PROPOSAL 1—ELECTION OF CLASS I DIRECTORS

The Company has a classified board of directors currently consisting of three Class I directors, two Class II directors and two Class III directors. The Class I, Class II and Class III directors will serve until the annual meeting of stockholders to be held in 2004, 2005 and 2006, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The persons named in the enclosed proxy will vote to elect, as Class I directors, Paul F. Koeppe, Gerald B. Ostroski, and Philip R. Sharp, unless authority to vote for the nominees is withheld by marking the proxy to that effect. Each Class I director will be elected to hold office until the 2007 annual meeting of stockholders (subject to the election and qualification of his successor and to his earlier death, resignation, or removal).

Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by the board of directors. The board of directors has no reason to believe that any of the nominees will be unable to serve if elected.

For each member of the board of directors whose term of office as a director continues after the Annual Meeting, including those who are nominees for election as Class I directors, there follows information given by each concerning his principal occupation and business experience for at least the past five years, the names of other publicly-held companies of which he serves as a director and his age and length of service as a director of the Company. There are no family relationships among any of the directors, nominees for director and executive officers of the Company. Information with respect to the number of shares of common stock beneficially owned by each director and nominee for director, directly or indirectly, as of April 8, 2004 appears under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Paul F. Koeppe, Clint Coleman, and Theodore Stern, all of whom previously served as directors of the Company’s subsidiary Northern Power Systems, Inc., became directors of the Company upon the merger with Northern in December 2003. Mr. Coleman resigned as a director in April 2004. The remaining directors of the Company, all of whom previously served as directors of the Company’s subsidiary Proton Energy Systems, Inc., were appointed at the time of the Company’s formation in May 2003.

Nominees for Terms Expiring in 2007 (Class I Directors)

Paul F. Koeppe is 54 years old and became a director of Northern in 1998. Prior to his retirement in 2001, Mr. Koeppe served as executive vice president of American Superconductor, an electricity solutions company. Mr. Koeppe joined American Superconductor in 1997, in connection with the acquisition of Superconductivity, Inc., a manufacturer of superconducting magnetic energy storage systems which Mr. Koeppe founded and served as president. From 1993 to 1995, Mr. Koeppe was acting CEO and chairman of the executive committee of the board of directors of Best Power, Inc., a supplier of uninterruptible power supply packages. Mr. Koeppe holds an Associate of Science Degree in Electrical Power Technology and an Associate of Arts Degree in Materials Management, both earned at Lakeshore Technical College, and a Bachelor of Arts Degree in Business and Economics earned at Lakeland College.

Gerald B. Ostroski is 62 years old and became a director of Proton in February 1999. Mr. Ostroski served as vice president of Minnesota Power, Inc. since January 1982 until his retirement from that firm as vice president, emerging technology investments in July 2002. During his tenure at Minnesota Power, Mr. Ostroski also served as president of Minnesota Power’s Synertec subsidiary and served as a director or officer of several other Minnesota Power subsidiaries. He also served on the board of directors of the Minnesota High Technology Association, and serves on and chaired the University of Minnesota’s Natural Resources Research Institute Industry Advisory Board. Mr. Ostroski is a registered professional engineer, licensed in Minnesota. Mr. Ostroski holds a BSEE from the University of Wisconsin.

Philip R. Sharp is 61 years old and became a director of Proton in March 1999. Dr. Sharp is currently an energy policy consultant. Since 1995 he has served as a lecturer at the John F. Kennedy

School of Government of Harvard University. From July 1995 to February 1998, Dr. Sharp also served as Director of Harvard University’s Institute of Politics, and is currently a member of the Institute’s senior advisory board. From 1975 to 1995, Dr. Sharp served as a member of the United States House of Representatives, representing the second district of Indiana. He was a member of the House Energy and Commerce Committee and the Interior Committee. Dr. Sharp also chaired the Subcommittee on Fossil and Synthetic Fuels and the Energy and Power Subcommittee. Dr. Sharp holds a BSFS in foreign service and a PhD in government from Georgetown University. He serves as a director of Cinergy Corp. and New England Power Co.

Directors Whose Terms Expire in 2005 (Class II Directors)

James H. Ozanne is 60 years old and became a director of Proton in September 2002. Mr. Ozanne has served as chairman of Greenrange Partners, a venture capital investment company since 1996. He was previously chairman of Nations Financial Holdings Corporation, president and chief executive officer of US West Capital Corporation and executive vice president of General Electric Capital Corporation. He became a director of FSA Holdings in January 1990 and was vice chairman from May 1998 to July 2000. Mr. Ozanne also serves as director of Fairbanks Capital and Acquisitor Holdings.

Theodore Stern is 74 years old and became a director of Northern in 1998. Since 2000, Mr. Stern has served as the chief executive officer and chairman of the board of directors of Buyer’s United, Inc., a telecommunications provider. Mr. Stern previously served as senior executive vice president and a member of the board of directors of Westinghouse Electric Corp., where he was responsible for the electrical utility and environmental system businesses. Mr. Stern holds a B.S. in mechanical engineering from Pratt Institute and an M.S. in mathematics from New York University. From 1998 to 2000, Mr. Stern was a management consultant operating as sole proprietor of Strategy Advisors Group.

Directors Whose Terms Expire in 2006 (Class III Directors)

Walter W. Schroeder is 55 years old and was one of Proton’s founders. He became a director of Proton and its president and chief executive officer in August 1996. He became president of the Company in December 2003. From 1991 to August 1996, Mr. Schroeder served as an officer of AES Corp., an independent power company. From 1986 to 1991, Mr. Schroeder was a vice president in the investment banking division of Goldman Sachs & Co. Mr. Schroeder holds BS and MS degrees from Massachusetts Institute of Technology.

Robert W. Shaw, Jr. is 62 years old and has served as the Company’s chairman of the board of directors of Proton’s and now the Company’s board since Proton’s founding in August 1996. Dr. Shaw has served as president of Arete Corporation, a private investment firm, since March 1997. From 1983 to 1997, Dr. Shaw served as President of Arete Ventures, Inc., a private investment firm he founded to invest in the fields of modular/dispersed power generation, renewable power generation and specialty materials. Prior to that time, Dr. Shaw was a senior vice president and director of Booz Allen & Hamilton, a consulting firm, where he founded the firm’s energy division. Dr. Shaw holds BEP and MS degrees from Cornell University, an MPA from American University and a PhD in applied physics from Stanford University. He serves as a director of Evergreen Solar, Inc., a public company which makes photovoltaic products, and CellTech Power, Inc., and H2Gen Innovations, Inc., each a private power technology company.

Board and Committee Meetings

The board of directors of the Company met seven times (including by telephone conference) during 2003. Each of our incumbent directors attended at least 75% of the meetings of the board of directors and of the committees on which they served during 2003, in each case, which were held during the period for which he was a director.

The board of directors has three standing committees: Compensation Committee, Audit Committee, and Nominating and Corporate Governance Committee. The board of directors has determined, upon the recommendation of the Nominating and Corporate Governance Committee, that the members of our Board of Directors, other than Mr. Schroeder, and Dr. Shaw, are “independent” within the meaning of the rules of the NASDAQ Stock Market. Moreover, the board of directors has determined, upon the recommendation of the Nominating and Corporate Governance Committee, that each member of the Audit Committee of our board of directors is also “independent” within the meaning of the rules of the Securities and Exchange Commission. Each of the Company’s Compensation, Audit and Nominating and Corporate Governance Committees is comprised of independent directors.

The charters for the Company’s Compensation, Audit and Nominating and Corporate Governance Committees, together with the Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics, are available on the investor relations section of the Company’s website at http://www.distributed-energy.com. The board of directors regularly reviews corporate governance developments and modifies these policies and charters as warranted. Any modifications are reflected on the Company’s website at the address indicated above.

The Compensation Committee has the authority and responsibility to establish the compensation of, and compensation policies applicable to, the Company’s executive officers and administers and grants stock options and other stock-based awards pursuant to the Company’s stock plans. The Compensation Committee held two meetings during 2003. The current members of the Compensation Committee are Messrs. Koeppe and Ostroski, and Dr. Sharp (Chair).

The Audit Committee members are currently Messrs. Ostroski, Ozanne (Chair), and Stern. The Audit Committee held five meetings during 2003. The primary functions of the Audit Committee include:

•	selecting the Company’s independent auditor;

•	reviewing the independence of the independent auditor;

•	reviewing the annual audit plan of the independent auditor, the results of the independent audit, and the report and recommendations of the independent auditor;

•	evaluating the adequacy of the Company’s internal financial and accounting processes and controls; and

•	reviewing with management and the independent auditor the annual and interim financial statements of the Company.

The board of directors has determined that Mr. Ozanne is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission.

A copy of the Audit Committee charter is attached as Appendix A.

The Nominating and Corporate Governance Committee currently consists of Messrs. Koeppe, Ostroski (Chair), and Ozanne. The Nominating and Corporate Governance Committee was formed after the Northern acquisition in December 2003 and held no meeting in 2003; however, the Nominating and Corporate Governance Committee did approve the nomination of the persons nominated for election as Class I directors at the annual meeting. The primary duties of the Nominating and Corporate Governance Committee include:

•	making recommendations to the board of directors and stockholders of the Company regarding recruitment of new directors, re-election of incumbent directors and tenure and retirement policies for directors;

•	studying and reviewing with management the effectiveness of the organization and conduct of business of the Board of Directors and making recommendations to the board of directors with respect thereto; and

•	developing and assessing the Company’s corporate governance guidelines and reviewing codes of conduct and management reports on employee compliance.

In identifying and recommending to the board of directors qualified candidates for board membership, the Nominating and Corporate Governance Committee focuses primarily on the following criteria: reputation for integrity, honesty and adherence to high ethical standards; demonstrated business acumen, experience and ability to exercise sound judgment; ability to understand the Company and its industry; ability to understand the interests of the various constituencies of the Company, including stockholders, employees, customers and the general public; and the extent to which the experience, knowledge and abilities of the candidate, combined with that of other board members, will assist the board in fulfilling its responsibilities. The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that candidates must meet in order for the Nominating and Corporate Governance Committee to recommend them to the board of directors, but rather believes that each candidate should be evaluated based on his or her individual merits. The Nominating and Corporate Governance Committee gives appropriate consideration to candidates for board membership nominated by stockholders in accordance with the Company’s bylaws, and shall evaluate such candidates in the same manner as other candidates identified to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may use outside search firms to assist in identifying candidates.

Stockholders wishing to propose director candidates for consideration by the Company may do so by writing to the Secretary of the Company and providing information specified in the Company’s bylaws, including the candidate’s name, address and principal occupation. The Company’s bylaws set forth further requirements for stockholders wishing to nominate director candidates for consideration by stockholders including, among other things, that a stockholder must give written notice of an intent to make such a nomination complying with the bylaws of the Company to the Secretary of the Company not less than 60 days nor more than 90 days prior to the stockholders’ meeting; provided that, in the event the date of the 2005 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2004 Annual Meeting, notice by the stockholder must be received not earlier than the 90th day prior to the 2005 Annual Meeting and not later than the close of business on the later of (i) the 60th day prior to the 2005 Annual Meeting and (ii) the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.

The Company’s Corporate Governance Guidelines also include a policy regarding communications with the board. The board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Stockholders of the Company and others who have concerns about the conduct of the Company or any of its personnel, including with respect to the Company’s accounting controls or auditing matters, may be communicated, in a confidential or anonymous manner, to Lawrence C. Moulthrop, Jr., assistant secretary of the Company. Mr. Moulthrop will communicate concerns regarding accounting, internal controls and other auditing issues to the chairperson of the Audit Committee. Mr. Moulthrop will communicate other concerns, depending on the nature of the matter, to the chairperson of the Nominating and Corporate Governance Committee. If it is unclear whether a communication involves accounting, internal accounting control or other auditing issues or if it involves both accounting, internal accounting controls or other auditing issues and other matters, Mr. Moulthrop will direct such communication to the chairperson of the Audit Committee, with a note to that effect. Mr. Moulthrop may be contacted at Distributed Energy Systems Corp., 10 Technology Drive, Wallingford, CT 06492.

Management Committee

The Company has a Management Committee, consisting of Dr. Shaw, Mr. Schroeder, and Mr. Coleman. The management committee is responsible for oversight of the Proton and Northern subsidiaries and preparing joint recommendations on strategic initiatives, budgets, personnel policies and other functions. For his service on the Management Committee, on January 5, 2004, the Company granted Dr. Shaw an option to purchase 30,000 shares of common stock at an exercise price of $2.90 per share.

Compensation of Directors

Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors. No director who is an employee of the Company receives separate compensation for services rendered as a director.

Non-employee directors appointed to our board of directors receive, upon election, options to purchase a number of shares of common stock equal to 5,000, multiplied by a fraction, the numerator of which is the number of days left until year-end, the denominator of which is 365. These options have an exercise price equal to the fair market value of the common stock at the date of grant and vest immediately. Also, the Company has agreed to grant in January of each year to each non-employee director who continues to serve on the board of directors an additional option to purchase 5,000 shares of common stock. These options have an exercise price equal to the fair market value of the common stock at the date of grant and vest one year after grant.

In addition, the Company has agreed to grant non-employee directors the ability to earn options to purchase shares based upon their participation in board or board committee meetings. Board members who participate in Board meetings received 1,500 options for each meeting attended or 1,000 options for each meeting in which the member participated telephonically. Board committee members received 1,000 options for each meeting attended or 500 options for each meeting in which the member participated telephonically. These options have an exercise price equal to the fair market value of the common stock at the date of grant and vest immediately.

In 2003, the eligible directors received options to purchase an aggregate of 215,500 shares of our common stock. The weighted average exercise price of these options was $2.84.

Compensation of Executive Officers

The table below sets forth, for the years ended December 31, 2003, 2002 and 2001, the total compensation earned by the Company’s Chief Executive Officer and its four other executive officers in the year ended December 31, 2003 whose salary and bonus totaled at least $100,000 for the fiscal year (together, the “Named Executive Officers”). In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table below does not include medical, group life or certain other benefits which are available to all of the Company’s salaried employees, and perquisites and other benefits, securities or property which do not exceed the lesser of $50,000 or 10% of the person’s salary and bonus shown in the table. In the table below, columns required by the regulations of the Securities and Exchange Commission have been omitted where no information was required to be disclosed under those columns.

Summary Compensation Table

Name And Principal Position	Year	Annual Compensation		Long-Term Compensation Awards
		Salary	Bonus	Securities Underlying Options (1)	All Other Compensation (2)
Walter W. Schroeder President	2003 2002 2001	$306,811 291,520 272,966	$40,000 — 50,000	40,000 55,500 51,285	$10,218 8,718 3,218

Larry M. Sweet (3) Former President of Proton Energy Systems, Inc.	2003 2002	275,227 162,462	38,622 —	40,000 475,000	2,889

Robert J. Friedland Senior Vice President of Advanced Technology Group	2003 2002 2001	149,507 156,163 132,656	10,000 — 26,000	15,000 7,750 30,756	5,835 5,845 1,284

Clint Coleman (4) President—Northern Power Systems, Inc	2003	142,293	10,900	224,878	3,201

Charles Curtis (4) Vice President Onsite Sales	2003	125,848	24,000	123,696	3,560

(1)	Represents the number of shares of common stock subject to options granted during the respective years. The amounts for Messrs. Coleman and Curtis also include common stock and common stock warrants issued pursuant to the Northern Power Systems acquisition. The Company has never granted any stock appreciation rights.
(2)	Includes disability insurance premiums paid on behalf of the Named Executive Officer. In addition, in 2003 and 2002, the Company made 401(k) matching contributions to Mr. Schroeder ($7,000 in 2003 and $5,500 in 2002), Mr. Friedland ($4,551 in 2003 and $4,561 in 2002), Mr. Coleman ($2,803 in 2003), and Mr. Curtis ($3,162 in 2003)
(3)	Mr. Sweet resigned as President of Proton in 2004.
(4)	Messrs. Coleman and Curtis joined the Company in their respective positions as part of the Northern Power Systems acquisition in December 2003.

Option Grants in Last Fiscal Year

The following table sets forth each grant of stock options during the year ended December 31, 2003 to the Named Executive Officers. All of these options were granted at fair market value as determined by the Board of Directors on the date of grant with the exception of certain options granted to Messrs. Coleman and Curtis as consideration for their Northern Power Systems options held on the December 10, 2003 acquisition date. The Company granted no stock appreciation rights during the year ended December 31, 2003.

Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
Name	Number of Shares Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Market Price on Grant Date	Expiration	0%	5%	10%
Walter W. Schroeder	40,000	2.01%	$2.90	$2.90	12/10/2013	$—	$72,952	$184,874
Larry M. Sweet	40,000	2.01%	2.90	2.90	12/10/2013	—	72,952	184,874
Robert J. Friedland	15,000	0.75%	2.90	2.90	12/10/2013	—	27,356	69,328
Clint Coleman	10,057	0.50%	0.05	2.79	01/31/2008	27,556	45,202	72,275
Clint Coleman	50,286	2.52%	0.07	2.79	01/29/2009	136,778	225,011	360,377
Clint Coleman	50,286	2.52%	0.07	2.79	01/25/2010	136,778	225,011	360,377
Clint Coleman	24,137	1.21%	0.37	2.79	03/09/2011	58,412	100,763	165,738
Clint Coleman	20,114	1.01%	0.37	2.79	01/28/2012	48,676	83,968	138,114
Clint Coleman	10,059	0.50%	0.37	2.79	02/26/2013	24,343	41,992	69,071
Clint Coleman	20,000	1.00%	2.90	2.90	12/10/2013	—	36,476	92,437
Charles Curtis	50,286	2.52%	0.07	2.79	09/20/2010	136,778	225,011	360,377
Charles Curtis	10,057	0.50%	0.37	2.79	03/09/2011	24,338	41,984	69,057
Charles Curtis	18,103	0.91%	0.37	2.79	01/28/2012	43,809	75,573	124,305
Charles Curtis	10,057	0.50%	0.37	2.79	02/28/2012	24,338	41,984	69,057
Charles Curtis	10,058	0.50%	0.37	2.79	02/26/2013	24,340	41,988	69,064
Charles Curtis	16,000	0.80%	2.90	2.90	12/10/2013	—	29,188	73,950

(1)	Each option cumulatively vests as to one-quarter of the shares on approximately the first, second, third and fourth anniversaries of the grant date and expires ten years from the date of grant. Those options granted to Messrs. Coleman and Curtis retain their original vesting and expiration rights, generally vesting as to one-fifth of the shares on approximately the first, second, third, fourth, and fifth anniversaries from the original date of grant, and expiring ten years from the original date of grant.

Option Exercises and Fiscal Year-End Option Values

The table below sets forth information concerning options exercised by each of the Named Executive Officers during the year ended December 31, 2003 and the number and value of unexercised options held by each of the Named Executive Officers on December 31, 2003. No stock appreciation rights were exercised during fiscal 2003 by the Named Executive Officers or were outstanding at year end.

Option Exercises and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End
			Exercisable	Unexercisable	Exercisable	Unexercisable
Walter W. Schroeder	20,000	$59,300	410,360	321,629	$311,842	$729
Larry M. Sweet	—	—	137,500	377,500	—	—
Robert J. Friedland	75,018	255,061	122,971	101,448	88,904	430
Clint Coleman	—	—	94,133	90,806	258,729	185,359
Charles Curtis	—	—	39,824	74,737	108,213	152,290

The value of unexercised in-the-money options at fiscal year-end has been calculated on the basis of $2.86, which was the last sales price per share of the Common Stock on December 31, 2003, as reported on the NASDAQ National Market, less the per-share exercise price.

Certain Transactions

Indemnification Agreements

The Company has entered into indemnification agreements with each of its directors and executive officers. The indemnification agreements require the Company to indemnify such directors and executive officers to the fullest extent permitted by Delaware law.

Other Related Party Transactions

In October 2001, Proton loaned $275,000 to Walter W. Schroeder, the president of the Company and a director. The loan had a two year term and was payable in monthly installments of $10,000 each with a final payment due at maturity. The loan, which accrued interest at the prime rate, contained no penalty for early repayment. In July 2002, the loan was repaid in full.

In 2001, Proton entered into a contract with STM Power, Inc. to develop and deliver hydrogen generators. Richard A. Aube, a former member of the Proton’s board of directors, was at that time also a member of STM Power Inc.’s board of directors.

At the time of the Northern Power Systems acquisition, Dr. Shaw served as chairman of the board of directors of Northern and chairman of the board of directors of Proton. Venture funds affiliated with Dr. Shaw then owned approximately 12% of the common stock of Proton and 52% of the stock of Northern. Due to these interests, the board of directors of Northern appointed a special transaction committee composed of three directors, none of whom were affiliated with Proton, to conduct negotiations with respect to the Northern merger on behalf of Northern, and the board of directors of Proton appointed a special transaction committee composed of three directors, none of whom were affiliated with Northern, to conduct negotiations with respect to the Northern merger on behalf of Proton. Dr. Shaw did not participate in these negotiations. In the acquisition, the funds affiliated with

Dr. Shaw received an aggregate of $9,031,597 in cash, 1,025,873 shares of the Company’s common stock and warrants to purchase 1,083,031 shares of the Company’s common stock in exchange for their shares of Northern stock.

Northern has in the past engaged Paul F. Koeppe, a stockholder and member of the board of directors of the Company, and formerly a member of the board of directors of Northern, as a consultant on general business strategy and intellectual property protection issues. No amounts were paid to Mr. Koeppe from the date of acquisition of Northern through December 31, 2003.

Compensation Committee Report on Executive Compensation

This report addresses the compensation policies of the Company applicable to its officers during fiscal 2003. The Company’s executive compensation program is administered by the Compensation Committee of the board of directors, which is composed of non-employee directors. The Compensation Committee is responsible for determining the compensation package of each executive officer, including the chief executive officer. In fiscal 2003, the board of directors did not modify in any material way or reject any action or recommendation of the Compensation Committee with respect to executive officer compensation.

Executive Compensation Program

The Company’s primary objective in developing executive compensation policies is to attract, motivate and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of the executive officers with the stockholders of the Company.

The Company’s executive compensation program consists of base salary, annual incentive compensation in the form of cash bonuses, and long-term equity incentives in the form of stock options. Executive officers also are eligible to participate in certain benefit programs which are generally available to all employees of the Company, such as life insurance benefits and the Company’s 401(k) savings plan.

Base Salary.    At the beginning of each year, the Compensation Committee establishes an annual salary plan for the Company’s senior executive officers based on each individual’s current base salary, base salaries paid by comparable companies to executives with similar responsibilities, the Company’s performance and the individual’s performance as measured by specific objectives.

Annual Incentive Compensation.    The Company’s executive bonus program is designed to provide its senior executive officers with cash incentives to achieve the Company’s goals. At the beginning of each year, the Compensation Committee establishes target annual bonuses for each executive officer, based on specific corporate and individual milestones and objectives. Cash bonuses are paid annually. For fiscal 2003, annual cash bonuses paid to the Named Executive Officers totaled $123,522.

Long-Term Equity Incentives.    The Company’s stock option program is designed to promote the identity of long-term interests between the Company’s employees and its stockholders and to assist in the retention of employees. The size of an executive’s option grant is generally intended by the Compensation Committee to reflect the executive’s position with the Company and his contributions to the Company. Executive stock options typically vest over a four-year period to encourage continued employment by the Company. In fiscal 2003, all stock options, except those granted to former Northern Power Systems optionholders in the Northern acquisition, were granted at an option price equal to the fair market value of the common stock on the date of the grant.

Benefits

The Company’s executive officers are entitled to receive medical and life insurance benefits and to participate in the Company’s 401(k) retirement savings plan on the same basis as other full-time employees of the Company. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary and bonus for fiscal 2002 for any of the Named Executive Officers.

Summary of Compensation of President

In fiscal 2003, Mr. Schroeder, the Company’s president, received base compensation of $306,811 and options to purchase 40,000 shares of common stock. Mr. Schroeder’s base salary was set by the Compensation Committee in the manner described above. Mr. Schroeder’s stock option bonus grants were based on Mr. Schroeder’s position with the Company and the Company’s achievement of certain objectives for 2003, including technical and product achievements, product shipments, financial targets, organizational goals, strategic initiatives, and the creation of shareholder value.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a company’s chief executive officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to the Company’s executive officers through option issuances under the Company’s stock incentive plans in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the Company’s plans will be treated as qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

By the Compensation Committee of the board of directors.

Paul F. Koeppe

Gerald B. Ostroski

Philip R. Sharp

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Mr. Koeppe, Mr. Ostroski, and Dr. Sharp (Chair). No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Company’s board of directors is composed of three members all of whom are independent as defined by the rules of the NASDAQ Stock Market.

The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2003 and discussed these financial statements with the Company’s management. Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and to issue a report on those financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management, internal accounting, financial personnel and the independent auditors, the following:

•	the plan for, and the independent auditors’ report on, each audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting and financial personnel.

Management represented to the Audit Committee that the Company’s financial statements had been prepared in accordance with generally accepted accounting principles.

The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with PricewaterhouseCoopers LLP, the Company’s independent auditors. SAS 61 requires the Company’s independent auditors to discuss with the Company’s Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Company’s independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor’s professional judgment may reasonably be thought to bear on independence, confirm their independence and engage in a discussion of independence. The Audit Committee also considered whether the independent auditors’ provision of certain other, non-audit related services to the Company, which are referred to below under “Proposal 2—Ratification of Selection of Independent Auditors,” is compatible with maintaining such auditors’ independence.

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit

Committee recommended to the Company’s board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

By the Audit Committee of the board of directors.

Gerald B. Ostroski

James H. Ozanne

Theodore Stern

Comparative Stock Performance

The following graph compares the cumulative total stockholder return on the Common Stock of the Company from September 28, 2000 (the first trading date following the Company’s initial public offering) to December 31, 2003 with the cumulative total return of (i) the Nasdaq Stock Market and (ii) a peer group, selected by the Company, consisting of companies that develop fuel cell products (the “Peer Group”). The Peer Group is composed of Ballard Power Systems, Inc., FuelCell Energy, Inc., Hydrogenics Corporation, Millenium Cell Inc., Plug Power Inc., and Stuart Energy Systems Corporation (the “Peer Index”). This graph assumes the investment of $100.00 on September 29, 2000 in the Company’s Common Stock, the Nasdaq Stock Market and the Peer Index, and assumes any dividends are reinvested. Stuart Energy Systems Corporation is listed on the Toronto Stock Exchange and is not listed on any United States stock exchange or the Nasdaq Stock Market.

Equity Compensation Plan Information

The following table provides information as of December 31, 2003 with respect to shares of the Company’s common stock that may be issued under equity compensation plans:

	(a)	(b)	(c)
Plan Category	Number of securities to be Issued upon exercise of outstanding options (1)	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (2)
Equity compensation plans approved by security holders	5,097,372	$5.22	2,134,304
Equity compensation plans not approved by security holders	0	0	0

Total	5,097,372	$5.22	2,134,304

(1)	Consists of options awarded under the Company’s 1996 Stock Option Plan, 2000 Stock Option Plan and the 2003 Stock Option Plan.
(2)	Excludes securities reflected in column (a).

PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The board of directors has selected the firm of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year. Although stockholder approval of the board of directors’ selection of PricewaterhouseCoopers is not required by law, the board of directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the board of directors may reconsider its selection of PricewaterhouseCoopers. PricewaterhouseCoopers served as the Company’s independent auditors for the year ended December 31, 2003.

Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Aggregate Audit Fees for 2003 and 2002

During the fiscal year ended December 31, 2003, PricewaterhouseCoopers LLP was employed principally to perform the annual audit and to render audit-related and tax services. Pursuant to the Audit Committee charter, all PricewaterhouseCoopers LLP services must be pre-approved by the Audit Committee. Fees paid to PricewaterhouseCoopers LLP for each of the last two fiscal years are listed in the following table.

	2003		2002
Audit fees	$138,014	(a)	$124,050	(a)
Audit-related fees	440,675	(b)	—
Tax fees	12,675	(c)	11,100	(c)
Other	—		—

Total	$591,364		$135,150

(a)	All of these fees are for the audit of our financial statements, for quarterly reviews, and accounting consultations related to the audited financial statements, which occurred in 2003 and 2002, respectively.

(b)	All of these fees are related to the acquisition of Northern Power Systems. These fees include due diligence, audit, quarterly reviews, Form S-4 and proxy reviews, and accounting consultations related to the audited financial statements of Northern Power Systems.
(c)	All of these fees are for tax return preparation and review, as well as tax related consultations related to the preparation of tax returns.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent auditor. These procedures include reviewing a budget for audit and permitted non-audit services. The budget includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time the budget is submitted. In addition, the Audit Committee has established a policy that the fees paid for non-audit services are less than the fees paid for audit services. Audit Committee approval is required to exceed the budget amount for a particular category of non-audit services and to engage the independent auditor for any non-audit services not included in the budget. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile, and whether the services enhance the Company’s ability to manage or control risks and improve audit quality. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Common Stock (“Reporting Persons”) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of copies of reports filed by the Reporting Persons furnished to the Company, the Company believes that during 2003 the Reporting Persons complied with all Section 16(a) filing requirements except for two late filings of Form 4 by Mr. Schroeder, and one late filing of Form 4 by each of John Glidden, the Company’s vice president of finance, and Trent Molter, a former director of Proton.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you write or call the Company at the following address or phone number: Distributed Energy Systems Corp., 10 Technology Drive, Wallingford, CT 06492, telephone (203) 678-2000, Attention: John A. Glidden, secretary. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

OTHER MATTERS

The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

To be considered for inclusion in the proxy statement for the 2005 Annual Meeting of stockholders, stockholder proposals, including director nominations, must be submitted to the Secretary of the Company at its principal executive offices at 10 Technology Drive, Wallingford, CT 06492 no later than the close of business on December 15, 2004.

If a stockholder of the Company wishes to present a proposal, including director nominations, directly at the 2005 Annual Meeting, but does not wish to have the proposal considered for inclusion in the proxy statement, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the first anniversary of the 2004 Annual Meeting; provided that, in the event the date of the 2005 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2004 Annual Meeting, notice by the stockholder must be received not earlier than the 90th day prior to the 2005 Annual Meeting and not later than the close of business on the later of (i) the 60th day prior to the 2005 Annual Meeting and (ii) the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2005 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors,

John A. Glidden

Secretary

April 15, 2004

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN IF THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

DISTRIBUTED ENERGY SYSTEMS CORP.

RESTATED AUDIT COMMITTEE CHARTER

A.	Purpose

The purpose of the Audit Committee is to provide independent and objective oversight of the Company’s accounting functions and internal controls, and to monitor the objectivity of the Company’s financial statements.

The Audit Committee will assist Board oversight of (1) the integrity of the Company’s financial statements and financial reporting process, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the any internal audit function of the Company and independent auditors. In addition, the Audit Committee will prepare required reports and provide an open avenue of communication between the Company’s financial management, any internal auditors, independent auditors, and the Board of Directors.

B.	Structure and Membership

1.    Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2.    Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A☐3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A☐3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3.    Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.    Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.    Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.    Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1.    Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.    Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3.    Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.    Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.    Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

Audited Financial Statements

6.    Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7.    Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.    Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9.    Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Vice President Finance any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

10.    Hiring Policies. The Audit Committee shall establish policies regarding the hiring of employees or former employees of the Company’s independent auditors.

11.    Oversight. The Audit Committee shall coordinate the Board of Directors oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the Company principal executive officer and principal financial officer required by Rule 13a-14 of the Exchange Act.

12.    Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

13.    Related-Party Transactions. The Audit Committee shall review all “related party transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

14.    New Developments. The Audit Committee shall review with management situations where new activities, major changes in operations, or other developments may create significant financial exposure for the Company. The Audit Committee shall review policies and guidelines with respect to risk assessment and risk management, including management reports on the Company’s processes to manage and report risks related to litigation, taxes, contingent liabilities, and similar matters that may constitute significant financial risk exposures.

15.    Internal Audit Function. The Audit Committee shall review the activities of any internal audit function of the Company, audit plans, procedures and results, and coordination with independent auditors. The Audit Committee shall regularly review the continued overall effectiveness of any such internal audit function as required under NASDAQ listing rules or law.

16.    Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.    Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor, (ii) Company management and (iii) the Company’s internal auditors. The Audit Committee shall keep such records of its meetings, as it shall deem appropriate.

2.    Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.    Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4.    Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.    Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.    Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.    Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

ANNUAL MEETING OF STOCKHOLDERS OF

DISTRIBUTED ENERGY SYSTEMS CORP.

Wednesday, June 2, 2004

PROOF # 1

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

• To elect the following three (3) Class I directors (except as marked below) for a three (3) year term.

FOR ALL NOMINEES

WITHHOLD AUTHORITY

FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

Paul Koeppe Gerald Ostroski Philip Sharp

FOR AGAINST ABSTAIN

2 To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year.

3 To transact such other business as may properly come before the meeting or any adjourment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROOF # 1

DISTRIBUTED ENERGY SYSTEMS CORP.

Proxy for the Annual Meeting of Stockholders to be held Wednesday, June 2, 2004 This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned having received notice of the meeting and management’s proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Walter W. Schroeder and John A. Glidden, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of Distributed Energy Systems Corp. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at The Inn at Middletown, 70 Main Street, Middletown, CT 06457, on Wednesday, June 2, 2004 at 10:00 a.m. local time, and at any adjournment thereof (the “Meeting”).

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

(Continued and to be signed on the reverse side)